Wyoming Secretary of State
Herschler Building East, Suite 101
122 W 25th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Email: Business@wyo.gov

WY Secretary of State
FILED: 02/27/2020 09:20 AM
Original ID: 2013-000636598
Amendment ID: 2020-002767551

Profit Corporation
Articles of Amendment

1. Corporation name:

Han Tang Technology, Inc.

2. Article number(s) 10 and 11 is amended as follows:

**Article number(s) is not your filing ID number. Example: 2000-000123456*

See attached designation of Preferred Series B, C and D.

3. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself which may be made upon facts objectively ascertainable outside the articles of amendment.

N/A

4. The amendment was adopted on 01/27/2020
(Date – mm/dd/yyyy)

5. Approval of the amendment: *(Please check **only one** appropriate field to indicate the party approving the amendment.)*

☑ **Shares were *not* issued** and the board of directors or incorporators have adopted the amendment.

OR

☐ **Shares were issued** and the board of directors have adopted the amendment *without shareholder approval*, in compliance with W.S. 17-16-1005.

OR

☐ **Shares were issued** and the board of directors have adopted the amendment *with shareholder approval*, in compliance with W.S. 17-16-1003.

Signature: [signature]
(May be executed by Chairman of Board, President or another of its officers.)

Date: 01/27/2020
(mm/dd/yyyy)

Print Name: Brian Kistler

Contact Person: Brian Kistler

Title: CEO

Daytime Phone Number: 260-450-3570

Email: bkistler1956@gmail.com

(Email provided will receive annual report reminders and filing evidence.)
**May list multiple email addresses*

Checklist

- ☑ ***Filing Fee: $50.00*** Make check or money order payable to Wyoming Secretary of State.
- ☑ Please submit one **originally signed** document.
- ☑ **Typical processing time is 3-5 business days** following the date of receipt in our office.
- ☑ *Refer to original articles of incorporation to determine the specific article number being amended or use the next number in sequence if you are adding an article.
- ☑ Please review form prior to submitting to the Secretary of State to ensure all areas have been completed to avoid a delay in the processing time of your documents.

HAN TANG TECHNOLOGY, INC. AMENDMENT OF ARTICLES

DESIGNATION OF PREFERRED SERIES B

Section 1. Designation and Amount. The preferred stock subject hereof shall be designated Series B Preferred Stock ("Series B Preferred Stock") and the number of shares constituting Series B Preferred Stock shall be 19,860,000 shares. No other shares of preferred stock shall be designated as Series B Preferred Stock.

Section 2. Dividends.

a) Participating Dividends on As-Converted Basis. Holders of Series B Preferred Stock ("Holders") shall be entitled to participate on a *pari passu, pro rata* as-converted-to- Common Stock basis in any and all dividends or other distributions paid by the Corporation on the Common Stock (other than dividends paid in Common Stock). The Corporation shall pay no dividends on shares of the Common Stock unless it simultaneously complies with the previous sentence.

Section 3. Liquidation Preference. Upon the occurrence of a voluntary or involuntary liquidation, dissolution or winding up of the Corporation, each holder of Series B Preferred Sock shall be entitled to receive the amount such holder would have received had such holder's shares of Series B Preferred Stock, together with accrued and unpaid dividends thereon, been converted into Common Stock immediately prior to such liquidation, dissolution or winding up of the Corporation.

Section 4. Voting. Except as otherwise provided herein or by law and in addition to any right to vote as a separate class as provided by law, on any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of stockholders in lieu of meeting) the holders of outstanding shares of Series B Preferred Stock shall vote together as a single class with the holders of the Corporation's Common Stock and the holders of any other class or series of shares entitled to vote with the Common Stock. Each outstanding share of Series B Preferred Stock shall be entitled to a number of votes equal to 95% of the voting power attributable to all shares entitled to vote divided by the sum of (i) the number of shares of Series B Preferred Stock then issued and outstanding and (ii) the number of shares, if any, of Series B Preferred Stock then converted into Common Stock pursuant to Section 6 hereof.

Section 5. Protective Provisions. The Corporation shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, do any of the following without (in addition to any other vote required by law or the Certificate of Incorporation) the written consent or affirmative vote of holders of a majority of the then outstanding shares of Series B Preferred Stock and Series B Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) together as a separate class: (i) amend, alter or repeal (A) any of the powers, designations, rights or preferences of the Series B Preferred Stock or (B) any other provision of the Certificate of Incorporation or Bylaws of the Corporation, in the case of clause (B) only in a

manner adverse to the Series B Preferred Stock; and (ii) authorize or issue any additional shares of Series B Preferred Stock.

Section 6. Conversion.

a) Conversions at Option of Holder. Each share of Series B Preferred Stock shall be convertible, at any time and from time to time from and after the original issue date at the option of the Holder of any Series B Preferred Stock, into that number of shares of Common Stock ("Conversion Shares") determined as follows:

$$\text{Conversion Shares} = \frac{19 \times 0.5556 \times \text{Adjusted Outstanding Common Stock}}{\text{(Number of Issued Series B Preferred)}}$$

b) Additional Definitions. For the purposes hereof, the following terms shall bear the definitions set forth below:

Adjusted Outstanding Common Stock – (x) Conversion Date Outstanding, less (y) Series B Issued Common Stock and Series B Issued Common Stock.

Conversion Date Outstanding - The number of shares of Common Stock deemed outstanding on a Fully Diluted Basis immediately prior to the Conversion Date; provided, however, an equitable adjustment shall be made to such number of shares for each Capital Event, if any, occurring after the earlier of the relevant Conversion Date through and including the relevant Conversion Issuance Date.

Original Issue Date - The date of the first issue of any shares of this Series B Preferred Stock.

Conversion Issuance Date - The date on which the shares of Common Stock to be issued on account of the conversion made on the Conversion Date are actually issued, if the adjustment effected by the relevant Capital Event would not otherwise be applied to the Conversion Shares.

Series B Issued Common Stock - The number of shares of Common Stock issued on or prior to the Conversion Date on account of (x) conversion of shares of this Series B Preferred Stock and (y) payment of dividends on shares of Series B Preferred Stock; all as adjusted equitably for each Capital Event, if any, after the relevant issuance.

Series B Issued Common Stock - The number of shares of Common Stock issued on or prior to the Conversion Date on account of (x) conversion of shares of Series B Preferred Stock, $.0001 par value per share, of the Corporation ("**Series B Preferred Stock**") and (y) payment of dividends on shares of Series B Preferred Stock; all as adjusted equitably for each Capital Event, if any, after the relevant issuance.

Number of Issued Series B Preferred – The sum of (i) the number of shares of Series B Preferred Stock issued and outstanding on the Conversion Date (without giving

effect to the conversion for which the calculation is being made) and, (ii) the number of shares, if any, of Series B Preferred Stock converted into Common Stock prior to the Conversion Date.

Capital Event - Each of the following (each howsoever denominated) which has been declared or announced but, as of the Conversion Date, either has not yet been effected or would not otherwise be applied to the Conversion Shares: (w) stock split; (x) reverse stock split; (y) declared stock dividend; or (y) reclassification of shares resulting in the issuance of shares.

Fully Diluted Basis – The number of shares of Common Stock equal to (x) the Adjusted Outstanding Common Stock plus (y) the number of additional shares of Common Stock deemed to be outstanding assuming all options, warrants or other convertible securities (except for unconverted shares of this Series B Preferred Stock or Series B Preferred Stock) or instruments or other rights to acquire Common Stock or any other existing or future classes of capital stock have been exercised or converted, as applicable, in full, regardless of whether or not any such options, warrants, convertible securities or instruments or other rights are then vested or exercisable or convertible in accordance with their terms.

c) Conversion Procedures. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a "Notice of Conversion"). Each Notice of Conversion shall specify the number of shares of Series B Preferred Stock to be converted, the number of shares of Series B Preferred Stock owned prior to the conversion at issue, the number of shares of Series B Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such date, the "Conversion Date"). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Series B Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Series B Preferred Stock to the Corporation, (although the Holder may surrender the Series B Preferred Stock certificate to, and receive a replacement certificate from the Corporation, at Holder's election) unless all of the shares of Series B Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Series B Preferred Stock promptly following the Conversion Date at issue. Shares of Series B Preferred Stock converted into Common Stock in accordance with the terms hereof shall be canceled and shall not be reissued.

d) Delivery of Certificate Upon Conversion. Not later than five (5) Trading Days after each Conversion Date (the "Share Delivery Date"), the Corporation shall deliver, or cause to be delivered, to the converting Holder a certificate or certificates representing the Conversion Shares. "Trading Day" means a day on which the principal Trading Market is open for trading. "Trading Market" means any of the following markets or exchanges on

which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the New York Stock Exchange, the OTC Pink Marketplace, the OTC Bulletin Board, the OTCQB, or the OTCQX (or any successors to any of the foregoing).

e) Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series B Preferred Stock and payment of dividends on the Series B Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (and the other holders of the Series B Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable upon the conversion of the then outstanding shares of Preferred Stock and payment of dividends hereunder. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

f) Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Series B Preferred Stock. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Corporation shall round down to the next whole share.

g) Transfer Taxes and Expenses. The issuance of certificates for shares of the Common Stock on conversion of this Series B Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holders of such shares of Series B Preferred Stock and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Corporation shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion.

h) Legend. Each Conversion Share will be imprinted with the following legend:

"[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT

OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [EXERCISE] [CONVERSION] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES."

Section 7. Adjustments. All references herein to the number of shares of Series B Preferred Stock issued by the Corporation shall be equitably adjusted to reflect any and all forward or reverse splits of the Series B Preferred Stock and reclassifications having a similar effect on the Series B Preferred Stock generally.

Section 8. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at: 215 North Jefferson, STE 591, Ossian, Indiana 46777, Attention: President, facsimile: c/o Eilenberg & Krause LLP (212) 986-2399, or such other facsimile number or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 8. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of such Holder, as set forth in the Purchase Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b) Lost or Mutilated Preferred Stock Certificate. If a Holder's Series B Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute

and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series B Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

c) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Wyoming, without regard to the principles of conflict of laws thereof. Each Holder and the Corporation agree that all legal proceedings concerning the interpretation and enforcement of this Certificate of Designation (whether brought against Holder and the Corporation or their respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "New York Courts"). Each Holder and the Corporation hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each Holder and the Corporation hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party or parties for its attorneys' fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

d) Waiver. Any of the rights, powers, preferences and other terms of the Series B Preferred Stock set forth herein may be waived on behalf of all Holders by the affirmative written consent or vote of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or, except as noted in the prior sentence, a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or, except as noted in the first sentence of this paragraph, any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.

e) Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall

nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

f) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a business day, such payment shall be made on the next succeeding business day.

g) Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

h) Status of Converted Series B Preferred Stock. If any shares of Series B Preferred Stock shall be converted, or shall otherwise be reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series B Preferred Stock.

DESIGNATION OF PREFERRED SERIES C

Section 1. Designation and Amount. The preferred stock subject hereof shall be designated Series C Preferred Stock ("Series C Preferred Stock") and the number of shares constituting Series C Preferred Stock shall be 15,900,000 shares. No other shares of preferred stock shall be designated as Series C Preferred Stock.

Section 2. Dividends.

b) Participating Dividends on As-Converted Basis. Holders of Series C Preferred Stock ("Holders") shall be entitled to participate on a *pari passu, pro rata* as-converted-to- Common Stock basis in any and all dividends or other distributions paid by the Corporation on the Common Stock (other than dividends paid in Common Stock). The Corporation shall pay no dividends on shares of the Common Stock unless it simultaneously complies with the previous sentence.

Section 3. Liquidation Preference. Upon the occurrence of a voluntary or involuntary liquidation, dissolution or winding up of the Corporation, each holder of Series C Preferred Sock shall be entitled to receive the amount such holder would have received had such holder's shares of Series C Preferred Stock, together with accrued and unpaid dividends thereon, been converted into Common Stock immediately prior to such liquidation, dissolution or winding up of the Corporation.

Section 4. Voting. Except as otherwise provided herein or by law, Holders of Series C Preferred Stock shall not be entitled to any voting rights.

Section 5. Protective Provisions. The Corporation shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, do any of the following without (in addition to any other vote required by law or the Certificate of Incorporation) the written consent or affirmative vote of holders of a majority of the then outstanding shares of Series C Preferred Stock and Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) together as a separate class: (i) amend, alter or repeal (A) any of the powers, designations, rights or preferences of the Series C Preferred Stock or (B) any other provision of the Certificate of Incorporation or Bylaws of the Corporation, in the case of clause (B) only in a manner adverse to the Series C Preferred Stock; and (ii) authorize or issue any additional shares of Series C Preferred Stock.

Section 6. Conversion.

b) Conversions at Option of Holder. Each share of Series C Preferred Stock shall be convertible, at any time and from time to time from and after the original issue date at the option of the Holder of any Series C Preferred Stock, into that number of shares of Common Stock ("Conversion Shares") determined as follows:

$$\text{Conversion Shares} = \frac{19 \times 0.4444 \times \text{Adjusted Outstanding Common Stock}}{\text{(Number of Issued Series C Preferred)}}$$

b) Additional Definitions. For the purposes hereof, the following terms shall bear the definitions set forth below:

Adjusted Outstanding Common Stock – (x) Conversion Date Outstanding, less (y) Series A Issued Common Stock and Series C Issued Common Stock.

Conversion Date Outstanding - The number of shares of Common Stock deemed outstanding on a Fully Diluted Basis immediately prior to the Conversion Date; provided, however, an equitable adjustment shall be made to such number of shares for each Capital Event, if any, occurring after the earlier of the relevant Conversion Date through and including the relevant Conversion Issuance Date.

Original Issue Date - The date of the first issue of any shares of this Series C Preferred Stock.

Conversion Issuance Date - The date on which the shares of Common Stock to be issued on account of the conversion made on the Conversion Date are actually issued, if the adjustment effected by the relevant Capital Event would not otherwise be applied to the Conversion Shares.

Series A Issued Common Stock - The number of shares of Common Stock issued on or prior to the Conversion Date on account of (x) conversion of shares of Series A Preferred Stock, $.0001 par value per share, of the Corporation ("**Series A Preferred Stock**") and (y) payment of dividends on shares of Series A Preferred Stock; all as adjusted equitably for each Capital Event, if any, after the relevant issuance.

Series C Issued Common Stock - The number of shares of Common Stock issued on or prior to the Conversion Date on account of (x) conversion of shares of Series C Preferred Stock and (y) payment of dividends on shares of Series C Preferred Stock; all as adjusted equitably for each Capital Event, if any, after the relevant issuance.

Number of Issued Series C Preferred – The sum of (i) 15,900,000, representing the number of shares of Series C Preferred Stock originally issued on or about the date of filing of this Certificate of Designation, and (ii) the number of additional shares of Series C Preferred Stock, if any, issued at any time thereafter through and including the Conversion Date.

Capital Event - Each of the following (each howsoever denominated) which has been declared or announced but, as of the Conversion Date, either has not yet been effected or would not otherwise be applied to the Conversion Shares: (w) stock split; (x) reverse stock split; (y) declared stock dividend; or (y) reclassification of shares resulting in the issuance of shares.

Fully Diluted Basis – The number of shares of Common Stock equal to (x) the Adjusted Outstanding Common Stock plus (y) the number of additional shares of Common Stock deemed to be outstanding assuming all options, warrants or other convertible securities (except for unconverted shares of this Series C Preferred Stock or Series A Preferred Stock) or instruments or other rights to acquire Common Stock or any other existing or future classes of capital stock have been exercised or converted, as applicable, in full, regardless of whether or not any such options, warrants, convertible securities or instruments or other rights are then vested or exercisable or convertible in accordance with their terms.

c) Conversion Procedures. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a "Notice of Conversion"). Each Notice of Conversion shall specify the number of shares of Series C Preferred Stock to be converted, the number of shares of Series C Preferred Stock owned prior to the conversion at issue, the number of shares of Series C Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such date, the "Conversion Date"). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Series C Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Series C Preferred Stock to the Corporation, (although the Holder may surrender the Series C Preferred Stock certificate to, and receive a replacement certificate from the Corporation, at Holder's election) unless all of the shares of Series C Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Series C Preferred Stock promptly following the Conversion

Date at issue. Shares of Series C Preferred Stock converted into Common Stock in accordance with the terms hereof shall be canceled and shall not be reissued.

e) Delivery of Certificate Upon Conversion. Not later than five (5) Trading Days after each Conversion Date (the "Share Delivery Date"), the Corporation shall deliver, or cause to be delivered, to the converting Holder a certificate or certificates representing the Conversion Shares. "Trading Day" means a day on which the principal Trading Market is open for trading. "Trading Market" means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the New York Stock Exchange, the OTC Pink Marketplace, the OTC Bulletin Board, the OTCQB, or the OTCQX (or any successors to any of the foregoing).

e) Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series C Preferred Stock and payment of dividends on the Series C Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (and the other holders of the Series C Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable upon the conversion of the then outstanding shares of Preferred Stock and payment of dividends hereunder. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

f) Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Series C Preferred Stock. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Corporation shall round down to the next whole share.

g) Transfer Taxes and Expenses. The issuance of certificates for shares of the Common Stock on conversion of this Series C Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holders of such shares of Series C Preferred Stock and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Corporation shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion.

h) Legend. Each Conversion Share will be imprinted with the following legend:

"[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [EXERCISE] [CONVERSION] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES."

i) Holder's Conversion Limitations. The Corporation shall not effect any conversion of Series C Preferred Stock, and a Holder shall not have the right to convert any Series C Preferred Stock, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion, the Holder (together with the Holder's Affiliates (as defined in the Securities Exchange Act of 1934, as amended (the "**Exchange Act**"), and any persons acting as a group together with the Holder or any of the Holder's Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the shares of Series C Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted shares of Series C Preferred Stock beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "**Exchange Act**") and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(i) applies, the determination of whether and to the extent shares of Series C Preferred Stock are convertible (in relation to other securities owned by the Holder together with

any Affiliates) shall be in the sole discretion of the Holder, and the submission of a Notice of Conversion shall be deemed to be the Holder's determination of whether and to the extent the shares subject to the Notice of Conversion may be converted (in relation to other securities owned by the Holder together with any Affiliates), all subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, the Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(i), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation's most recent periodic or annual report filed with the US Securities and Exchange Commission, as the case may be, (ii) a more recent public announcement by the Corporation, or (iii) a more recent written notice by the Corporation or the Corporation's transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The "Beneficial Ownership Limitation" shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion Series C Preferred Stock held by the Holder. The Holder may decrease the Beneficial Ownership Limitation at any time and the Holder, upon not less than 61 days' prior notice to Borrower, may increase the Beneficial Ownership Limitation provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of Series C Preferred Stock held by the Holder and the Beneficial Ownership Limitation provisions of this Section 6(i) shall continue to apply. Any such increase will not be effective until the 61st day after such notice is delivered to the Corporation. The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(i) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to all Holders.

Section 7. Adjustments. All references herein to the number of shares of Series C Preferred Stock issued by the Corporation shall be equitably adjusted to reflect any and all forward

or reverse splits of the Series C Preferred Stock and reclassifications having a similar effect on the Series C Preferred Stock generally.

Section 8. Miscellaneous.

i) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at: 215 North Jefferson, STE 591, Ossian, Indiana 46777, Attention: President, facsimile: c/o Eilenberg & Krause LLP (212) 986-2399, or such other facsimile number or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 8. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of such Holder, as set forth in the Purchase Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

j) Lost or Mutilated Preferred Stock Certificate. If a Holder's Series C Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series C Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

k) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Wyoming, without regard to the principles of conflict of laws thereof. Each Holder and the Corporation agree that all legal proceedings concerning the interpretation and enforcement of this Certificate of Designation (whether brought against Holder and the Corporation or their respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "New York Courts"). Each Holder and the Corporation hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any

dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each Holder and the Corporation hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If any Holder or the Corporation shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party or parties for its attorneys' fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

l) Waiver. Any of the rights, powers, preferences and other terms of the Series C Preferred Stock set forth herein may be waived on behalf of all Holders by the affirmative written consent or vote of the holders of at least a majority of the then outstanding shares of Series C Preferred Stock. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or, except as noted in the prior sentence, a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or, except as noted in the first sentence of this paragraph, any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.

m) Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

n) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a business day, such payment shall be made on the next succeeding business day.

o) Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

p) Status of Converted Series C Preferred Stock. If any shares of Series C Preferred Stock shall be converted, or shall otherwise be reacquired by the Corporation,

such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series C Preferred Stock.

DESIGNATION OF PREFERRED SERIES D

Section 1. Designation and Amount. The preferred stock subject hereof shall be designated Series D Preferred Stock ("Series D Preferred Stock") and the number of shares constituting Series D Preferred Stock shall be 4,570,430 shares. No other shares of preferred stock shall be designated as Series D Preferred Stock.

Section 2. Dividends.

c) Participating Dividends on As-Converted Basis. Holders of Series D Preferred Stock ("Holders") shall be entitled to a Six Percent (6%) dividend or other distributions paid by the Corporation on the Common Stock (other than dividends paid in Common Stock).

Section 3. Liquidation Preference. Upon the occurrence of a voluntary or involuntary liquidation, dissolution or winding up of the Corporation, each holder of Series D Preferred Sock shall be entitled to receive the amount such holder of Preferred C shares owned times Fifty and No/100 Cents ($.50) a share together with accrued and unpaid dividends thereon, been converted into Common Stock immediately prior to such liquidation, dissolution or winding up of the Corporation.

Section 4. Voting. Except as otherwise provided herein or by law, Holders of Series D Preferred Stock shall not be entitled to any voting rights.

Section 5. Protective Provisions. The Corporation shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, do any of the following without (in addition to any other vote required by law or the Certificate of Incorporation) the written consent or affirmative vote of holders of a majority of the then outstanding shares of Series D Preferred Stock and Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) together as a separate class: (i) amend, alter or repeal (A) any of the powers, designations, rights or preferences of the Series D Preferred Stock or (B) any other provision of the Certificate of Incorporation or Bylaws of the Corporation, in the case of clause (B) only in a manner adverse to the Series D Preferred Stock; and (ii) authorize or issue any additional shares of Series D Preferred Stock.

Section 6. Conversion.

c) Conversions at Option of Holder. Each share of Series D Preferred Stock shall be convertible, at any time and from time to time from and after the original issue date at the option of the Holder of any Series D Preferred Stock, into that number of shares of Common Stock ("Conversion Shares") determined as follows:

Conversion Shares = (Number of Issued Series D Preferred)

$.50 in Common Stock

b) Additional Definitions. For the purposes hereof, the following terms shall bear the definitions set forth below:

Original Issue Date - The date of the first issue of any shares of this Series D Preferred Stock.

Conversion Issuance Date - The date on which the shares of Common Stock to be issued on account of the conversion made on the Conversion Date are actually issued, if the adjustment effected by the relevant Capital Event would not otherwise be applied to the Conversion Shares.

Number of Issued Series D Preferred – The sum of (i) 4,570,430, representing the number of shares of Series D Preferred Stock originally issued on or about the date of filing of this Certificate of Designation, and (ii) the number of additional shares of Series D Preferred Stock, if any, issued at any time thereafter through and including the Conversion Date.

Capital Event - Each of the following (each howsoever denominated) which has been declared or announced but, as of the Conversion Date, either has not yet been effected or would not otherwise be applied to the Conversion Shares: (w) stock split; (x) reverse stock split; (y) declared stock dividend; or (y) reclassification of shares resulting in the issuance of shares.

c) Conversion Procedures. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a "Notice of Conversion"). Each Notice of Conversion shall specify the number of shares of Series D Preferred Stock to be converted, the number of shares of Series D Preferred Stock owned prior to the conversion at issue, the number of shares of Series D Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such date, the "Conversion Date"). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Series D Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Series D Preferred Stock to the Corporation, (although the Holder may surrender the Series D Preferred Stock certificate to, and receive a replacement certificate from the Corporation, at Holder's election) unless all of the shares of Series D Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Series D Preferred Stock promptly following the Conversion Date at issue. Shares of Series D Preferred Stock converted into Common Stock in accordance with the terms hereof shall be canceled and shall not be reissued.

f) Delivery of Certificate Upon Conversion. Not later than five (5) Trading Days after each Conversion Date (the "Share Delivery Date"), the Corporation shall deliver, or cause to be delivered, to the converting Holder a certificate or certificates representing the Conversion Shares. "Trading Day" means a day on which the principal Trading Market is open for trading. "Trading Market" means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the New York Stock Exchange, the OTC Pink Marketplace, the OTC Bulletin Board, the OTCQB, or the OTCQX (or any successors to any of the foregoing).

e) Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series D Preferred Stock and payment of dividends on the Series D Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (and the other holders of the Series D Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable upon the conversion of the then outstanding shares of Preferred Stock and payment of dividends hereunder. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

f) Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Series D Preferred Stock. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Corporation shall round down to the next whole share.

g) Transfer Taxes and Expenses. The issuance of certificates for shares of the Common Stock on conversion of this Series D Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holders of such shares of Series D Preferred Stock and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Corporation shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion.

h) Legend. Each Conversion Share will be imprinted with the following legend:

"[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION

OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [EXERCISE] [CONVERSION] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES."

i) Holder's Conversion Limitations. The Corporation shall not effect any conversion of Series D Preferred Stock, and a Holder shall not have the right to convert any Series D Preferred Stock, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion, the Holder (together with the Holder's Affiliates (as defined in the Securities Exchange Act of 1934, as amended (the "**Exchange Act**"), and any persons acting as a group together with the Holder or any of the Holder's Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the shares of Series D Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted shares of Series D Preferred Stock beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "**Exchange Act**") and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(i) applies, the determination of whether and to the extent shares of Series D Preferred Stock are convertible (in relation to other securities owned by the Holder together with any Affiliates) shall be in the sole discretion of the Holder, and the submission of a Notice of Conversion shall be deemed to be the Holder's determination of whether and to the extent the shares subject to the Notice of Conversion may be converted

(in relation to other securities owned by the Holder together with any Affiliates), all subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, the Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(i), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation's most recent periodic or annual report filed with the US Securities and Exchange Commission, as the case may be, (ii) a more recent public announcement by the Corporation, or (iii) a more recent written notice by the Corporation or the Corporation's transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The "Beneficial Ownership Limitation" shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion Series D Preferred Stock held by the Holder. The Holder may decrease the Beneficial Ownership Limitation at any time and the Holder, upon not less than 61 days' prior notice to Borrower, may increase the Beneficial Ownership Limitation provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of Series D Preferred Stock held by the Holder and the Beneficial Ownership Limitation provisions of this Section 6(i) shall continue to apply. Any such increase will not be effective until the 61st day after such notice is delivered to the Corporation. The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(i) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to all Holders.

Section 7. Adjustments. All references herein to the number of shares of Series D Preferred Stock issued by the Corporation shall be equitably adjusted to reflect any and all forward or reverse splits of the Series D Preferred Stock and reclassifications having a similar effect on the Series D Preferred Stock generally.

Section 8. Miscellaneous.

q) Notices. Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at: 215 North Jefferson, STE 591, Ossian, Indiana 46777, Attention: President, facsimile: c/o Eilenberg & Krause LLP (212) 986-2399, or such other facsimile number or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 8. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of such Holder, as set forth in the Purchase Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

r) Lost or Mutilated Preferred Stock Certificate. If a Holder's Series D Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series D Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

s) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Wyoming, without regard to the principles of conflict of laws thereof. Each Holder and the Corporation agree that all legal proceedings concerning the interpretation and enforcement of this Certificate of Designation (whether brought against a Holder or the Corporation or their respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "New York Courts"). Each Holder and the Corporation hereby irrevocably submit to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith, and hereby irrevocably waive, and agree not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or

inconvenient venue for such proceeding. Each Holder and the Corporation hereby irrevocably waive personal service of process and consent to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each Holder and the Corporation hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation. If any Holder or the Corporation shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party or parties for its attorneys' fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

t) Waiver. Any of the rights, powers, preferences and other terms of the Series D Preferred Stock set forth herein may be waived on behalf of all Holders by the affirmative written consent or vote of the holders of at least a majority of the then outstanding shares of Series D Preferred Stock. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or, except as noted in the prior sentence, a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or, except as noted in the first sentence of this paragraph, any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.

u) Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

v) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a business day, such payment shall be made on the next succeeding business day.

w) Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

x) Status of Converted Series D Preferred Stock. If any shares of Series D Preferred Stock shall be converted, or shall otherwise be reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series D Preferred Stock.